UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2016 (April 22, 2016)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Executive Officer

On April 22, 2016, Community Health Systems, Inc. (the “Company”) issued a press release announcing that David L. Miller, President and Chief Operating Officer, will retire at the end of the year. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 5.02.

Executive Promotions

On April 25, 2016, the Company issued a press release announcing the following executive promotions that will become effective May 1, 2016:

Tim L. Hingtgen, age 48, has been promoted to Executive Vice President of Operations. Mr. Hingtgen joined the Company in 2008 as a Vice President of Operations and, in January 2014, was promoted to President of Division IV Operations. At the Company, he has overseen the operations of affiliated hospitals in Alaska, Arizona, California, Oklahoma, Oregon, Utah, Washington and Wyoming. Prior to joining Community Health Systems, Mr. Hingtgen served as a chief operating or chief executive officer at facilities in Arizona, Indiana and Nevada. He holds a master’s degree in business administration from the University of Nevada, Las Vegas.

John W. McClellan, age 47, has been appointed President of Division IV Operations and will have management responsibility for affiliated hospitals in New Jersey, Ohio, Oklahoma and Pennsylvania. Mr. McClellan joined the Company in 2009 as a Vice President of Operations. Prior to joining Community Health Systems, he served as chief executive officer of hospitals in Florida, Missouri and North Carolina. He holds a master’s degree in healthcare administration from the University of Kentucky.

A copy of the press release announcing these promotions is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release dated April 22, 2016.

99.2	Community Health Systems, Inc. Press Release dated April 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2016	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer
(principal executive officer)

Exhibit Index

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release dated April 22, 2016.

99.2	Community Health Systems, Inc. Press Release dated April 25, 2016.